SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                               1-10434                    13-1726769
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)


          PLEASANTVILLE, NEW YORK                             10570-7000
  (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000





                                                             Page 1 of 5 pages.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

         NUMBER                             DESCRIPTION

         99.1 The company's news release, issued on March 1, 2004, announcing the pricing of the $300 million senior notes offering.


ITEM 9.  REGULATION FD DISCLOSURE.

         Furnished herewith is the company's news release, issued on March 1, 2004, announcing the pricing of the $300 million senior notes offering (Exhibit 99.1).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                       (Registrant)


DATE:  March 1, 2004
                                          /S/   MICHAEL S. GELTZEILER
                                          --------------------------------
                                                MICHAEL S. GELTZEILER
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION

    99.1 The company's news release, issued on March 1, 2004, announcing the pricing of the $300 million senior notes offering.